UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 2, 2008

Date of Report (Date of earliest event reported)
HLTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)
(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
     HLTH Corporation will hold its 2008 Annual Meeting of Stockholders on Friday, December 5, 2008 at a location in New York City to be announced. The record date for determining the stockholders entitled to vote at the Annual Meeting will be October 24, 2008. The 2008 Annual Meeting of Stockholders of WebMD Health Corp. will be held at the same location on the same date. HLTH and WebMD are currently in the process of responding to comments from the Staff of the Securities and Exchange Commission regarding filings relating to the Annual Meetings and the proposed merger of HLTH and WebMD to be voted on at the Annual Meetings and will mail definitive proxy materials for the Annual Meetings after the completion of that process.
     Proposals that HLTH’s stockholders intend to present at the 2008 Annual Meeting must be received by HLTH no later than the close of business on October 13, 2008 to be considered for possible inclusion in HLTH’s proxy statement and form of proxy for that meeting. In addition, HLTH’s Bylaws establish an advance notice procedure pursuant to which stockholder proposals not included in HLTH’s proxy statement may be brought before a meeting of stockholders. For nominations or other business to be properly brought before HLTH’s 2008 Annual Meeting by a stockholder, that stockholder must deliver written notice, complying with the requirements of HLTH’s Bylaws, to the Secretary of HLTH not later than the close of business on October 13, 2008. All notices of proposals by HLTH stockholders should be sent to: Charles A. Mele, Secretary, HLTH Corporation, 669 River Drive, Center 2, Elmwood Park, NJ 07407.
Additional Information About the Proposed Merger of HLTH and WebMD and Where to Find It:
     In connection with the proposed merger of HLTH and WebMD, HLTH and WebMD have filed, with the SEC, a preliminary proxy statement/prospectus as part of a registration statement regarding the proposed merger. Investors and security holders are urged to read the preliminary proxy statement/prospectus because it contains important information about HLTH and WebMD and the proposed transaction. Investors and security holders may obtain a free copy of the preliminary proxy statement/prospectus at www.sec.gov or www.hlth.com or www.wbmd.com and may obtain a free copy of the definitive proxy statement/prospectus at the same Web sites when it is filed. Investors and security holders are urged to read the definitive proxy statement/prospectus and other relevant material before making any voting or investment decisions with respect to the Merger.
Participants in the Merger
     HLTH, WebMD, their directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of HLTH and WebMD and their respective interests in the proposed transactions has been set forth or incorporated by reference in the preliminary proxy statement/prospectus that HLTH and WebMD have filed with the SEC in connection with the proposed transaction.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HLTH CORPORATION
Dated: October 2, 2008	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

3